Exhibit 10.6


                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

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                         1993 Equity Participation Plan

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                  Amended and Restated as of February 26, 1998
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                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

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                         1993 Equity Participation Plan

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SECTION                    CONTENTS                                         PAGE
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Section 1.        General Purpose of Plan; Definitions......................  1

Section 2.        Administration............................................  4

Section 3.        Stock Subject to Plan.....................................  6

Section 4.        Eligibility...............................................  6

Section 5.        Stock Options.............................................  7

Section 6.        Restricted Stock.........................................  10

Section 7.        Equity Bonuses............................................ 12

Section 8.        Performance Shares........................................ 17

Section 9.        Transfer, Leave of Absence, etc........................... 26

Section 10.       Amendments and Termination................................ 26

Section 11.       General Provisions........................................ 27

Section 12.       Effective Date of Plan.................................... 28

Section 13.       Term of Plan.............................................. 29

                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                         1993 Equity Participation Plan
                 (Amended and Restated as of February 26, 1998)

Section 1. General Purpose of Plan; Definitions.

      The name of this plan is the Financial Security Assurance Holdings Ltd. 1993 Equity Participation Plan (the "Plan"). The purpose of the Plan is to enable the Company to retain and attract executives and employees who will contribute to the Company's success by their ability, ingenuity and industry, and to enable such executives and employees to participate in the long-term growth of the Company by obtaining a proprietary interest in the Company or the cash equivalent thereof.

      The Plan shall be unfunded. All obligations of the Company under the Plan shall be paid from the general assets of the Company.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      a. "Act" means the Securities Exchange Act of 1934, as amended.

      b. "Board" means the Board of Directors of Financial Security Assurance Holdings Ltd.

      c. "Bonus Account" means an account established under Section 7 to record Equity Bonuses and related credits and debits.

      d. "Cause" means a Participant's commission of a felony, or a Participant's misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

      e. "Change in Control" means (i) an event or series of events as a result of which any "person" or "group" (as such terms are defined in Rule 13d-5 under the Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Act) of shares of capital stock entitling the holder thereof to cast more than 50% of the votes for the election of directors of the Company; or
(ii) the approval by the Company's shareholders of the Company's consolidation with or merger into another corporation, or another corporation's merger into the Company, or the conveyance, transfer or lease of all or substantially all of its assets to any person, or the liquidation or dissolution of the Company; provided that a Change in Control shall not arise from any event


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or series of events as a result of which U S WEST, Inc. or Fund American
Enterprises Holdings, Inc. is or becomes the beneficial owner of shares of capital stock entitling it to cast more than 50% of the votes for the election of directors of the Company.

      f. "Code" means the Internal Revenue Code of 1986, as amended.

      g. "Committee" means the Committee referred to in Section 2.

      h. "Company" means Financial Security Assurance Holdings Ltd. (and, unless required otherwise by the context, its Subsidiaries), a corporation organized under the laws of the State of New York (or any successor corporation).

      i. "Disability" means permanent and total disability as determined under the Company's long-term disability program or as otherwise determined by the Committee.

      j. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Act, or any successor definition adopted by the Commission.

      k. "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

      l. "Equity Bonus" means a bonus accrued for and paid in accordance with
Section 7.

      m. "Fair Market Value" per share of Stock as of a particular date means
(i) the closing sales price per share on a national securities exchange for the last preceding date on which there was a sale of Stock on such exchange, or (ii) if Stock is then traded on an over-the-counter market, the average of the closing bid and asked prices for Stock in such over-the-counter market for the last preceding date on which there was a sale of Stock in such market, or (iii) if Stock is not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its sole discretion may determine; provided that, if Stock is then so listed but there has been no trading for ten business days, the "Fair Market Value" shall be such value as the Committee in its sole discretion may determine.

      n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.


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      o. "Non-Qualified Stock Option" means any Stock Option that is not an
Incentive Stock Option.

      p. "Participant" means any employee of the Company selected for participation in the Plan by the Committee (either as an optionee with respect to Stock Options or as a recipient with respect to Restricted Stock, Equity Bonuses or Performance Shares).

      q. "Performance Cycle" means a time period specified by the Committee at the time a grant of Performance Shares is made, during which the performance of the Company, a Subsidiary or a Division will be measured.

      r. "Performance Objectives" means goals set by the Committee with respect, but not limited to: (i) earnings per share of Stock, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) absolute and/or relative return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Committee at the time a grant of Performance Shares is made. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division.

      s. "Performance Shares" means Performance Shares granted to a Participant under Section 8 of the Plan.

      t. "Realization Event" means an event described in the first sentence of
Section 7(f) (without regard to any additional deferrals under the other provisions of Section 7(f)).

      u. "Retirement" means retirement from active employment with the Company, on or after the normal retirement date specified in the Company's pension plan or as otherwise determined by the Committee, or, if determined by the Committee in advance, early retirement (after satisfaction of any age and/or service requirements imposed by the Committee).

      v. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 6.

      w. "Stock" means the Common Stock, $.01 par value per share, of Financial Security Assurance Holdings Ltd.

      x. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      y. "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f)


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of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to Subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any Company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.

Section 2. Administration.

      The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be members of and appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board, unless otherwise determined by the Board.

      The Committee shall have the power and authority to grant to Participants, pursuant to the terms of the Plan: (a) Stock Options, (b) Restricted Stock, (c) Equity Bonuses and (d) Performance Shares.

      In particular, the Committee shall have the authority:

            (i) to select the officers and other key employees of the Company to whom Stock Options, Restricted Stock, Equity Bonuses and/or Performance Shares may from time to time be granted hereunder;

            (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Equity Bonuses or Performance Shares, or a combination of any of the foregoing, are to be granted hereunder;

            (iii) to determine the number of shares to be covered by each such award granted hereunder; provided that not more than one-half of the shares available for distribution hereunder may be covered by options granted to any single Participant over the life of the Plan;

            (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any vesting requirements or other restrictions or performance criteria relating to any Stock Option, Restricted Stock award, Equity Bonus or Performance Shares and/or the shares of Stock relating thereto);

            (v) to establish or assist in the establishment of a program under which the Company or a third party may make bona fide loans on arm's length terms to any or all optionees hereunder to assist such optionees with the satisfaction of any or all of the obligations that such optionees may have hereunder (including, without limitation, a loan


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      program under which the Company or third party would advance the aggregate option price to the optionee and be repaid with Stock obtained upon the exercise of a Stock Option, or the proceeds thereof);

            (vi) to determine whether, and to what extent any one or more specified Performance Objectives, relating to an award of Performance Shares under the Plan, have been met by the Company over any one Performance Cycle; and

            (vii) to determine whether, to what extent and under what circumstances stock and other amounts otherwise payable with respect to an award under the Plan shall be deferred either automatically or at the election of the Participant.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. Without limiting the generality of the foregoing, the Committee may (subject to such considerations as may arise under Section 16 of the Act, or under other corporate, securities and tax laws) take any steps it deems appropriate, that are not materially substantive and are not inconsistent with the purposes and intent of the Plan, to take into account the provisions of Section 162(m) of the Code and the Committee may take any steps it deems appropriate (including amending the terms or imposing further conditions on any award issued under the Plan), that are not inconsistent with the purposes and intent of the Plan, to take into account any proposed or existing legislation or regulations (whether U.S. federal, state, or local or foreign), or to obtain or maintain favorable taxation, exchange control or securities regulatory treatment for the Company or a Participant.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding, in the absence of bad faith or manifest error, on all persons (including, without limitation, any interpretations of the Plan), including the Company and Participants, and otherwise entitled to the maximum deference permitted by law.

      To the maximum extent permitted by law, the Committee and the members thereof shall be indemnified by the Company for all action and inaction by each of them in connection with the administration of the Plan or otherwise in connection with the Plan.


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Section 3. Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution under the Plan, other than under Section 7, shall be 2,110,780; such shares may consist, in whole or in part, of authorized and unissued shares, treasury shares, re-acquired shares, or shares purchased by a grantor trust as provided for in Section 8. The total number of shares of Stock available with respect to Equity Bonuses under Section 7 shall be as set forth under Section 7.

      If any shares that have been optioned cease to be subject to option, if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award otherwise terminates, or if any shares issuable pursuant to any Performance Shares award granted hereunder cease to be issuable thereunder or such award otherwise terminates, such shares shall again be available for distribution in connection with future awards under the Plan.

      The aggregate number of shares reserved for issuance under the Plan and the number and option price of shares subject to outstanding options and the number of shares issuable pursuant to outstanding Performance Shares and to the Equity Bonus provisions hereof shall be appropriately adjusted by the Committee in the event of any increase or decrease in the number of outstanding shares of Stock resulting from payment of a Stock dividend on Stock, a subdivision or combination of shares of Stock, a reclassification of Stock, a recapitalization involving the Company or in the event of a merger or consolidation in which the Company shall be the surviving corporation.

Section 4. Eligibility.

      Officers and other employees of the Company (but not any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted Stock Options, Restricted Stock awards, Performance Shares and/or Equity Bonuses under the Plan. The optionees and other Participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.


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Section 5. Stock Options.

      Any Stock Options granted under the Plan shall be in such form as the Committee may from time to time approve. Such stock option shall be evidenced by a written agreement between the Company and the optionee.

      The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

      The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be more or less than 100% of the Fair Market Value of the Stock on the date of the grant of the Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company, and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the day the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

      (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee (taking into account, without limitation, Section 16 of the Act) at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. The aggregate Fair Market Value, determined as of the date a Stock Option is granted, of the Stock for which any optionee may be awarded Incentive Stock Options which


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are first exercisable by the optionee during any calendar year under the Plan
(or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000; provided that any Stock Options purporting to be Incentive Stock Options that are granted in excess of this $100,000 limitation shall be treated as Non-Qualified Stock Options.

      (d) Method of Exercise. Stock Options may be exercised in whole or in part during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified, bank or personal check as determined by the Committee (or, if the Committee has established or assisted with the establishment of a Company or third-party loan program in accordance with the Plan for which the optionee is eligible, with the proceeds of a loan from the Company or third party), in its sole discretion, at or after grant. Payment in full or in part may also be made in the form of Stock (not subject to restrictions) already owned by the optionee based on the Fair Market Value of the Stock on the date the option is exercised. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

      (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee, or otherwise subject to voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, assignment, garnishment or attachment, other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      (f) Termination by Death. If an optionee's employment by the Company terminates by reason of death, the Stock Option (whether or not then otherwise exercisable) may thereafter be immediately exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is the shorter.

      (g) Termination by Reason of Disability. If an optionee's employment by the Company terminates by reason of Disability, any Stock Option (whether or not then otherwise exercisable) held by such optionee may thereafter be exercised, but may not be exercised after one year (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period


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is the shorter; provided, however, that, if the optionee dies within such period, any unexercised Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or for the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, the option will then and thereafter be treated as a Non-Qualified Stock Option.

      (h) Termination by Reason of Retirement. If an optionee's employment by the Company terminates by reason of Retirement, any Stock Option (whether or not then otherwise exercisable) held by such optionee may thereafter be exercised, but may not be exercised after three years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or for the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, the option will then and thereafter be treated as a Non-Qualified Stock Option.

      (i) Termination by the Optionee or for Cause; Termination Without Cause. Unless otherwise determined by the Committee, if an optionee's employment by the Company is terminated by the optionee for any reason other than death, Disability or Retirement, or by the Company for Cause, the Stock Option shall thereupon be terminated, except that options that have become exercisable under the terms of the applicable award agreement may be exercised for the lesser of three months or the balance of the option's term. Unless otherwise determined by the Committee, if an optionee's employment is terminated by the Company without Cause (and not by reason of Disability or Retirement), any Stock Option (whether or not then otherwise exercisable) held by such optionee may thereafter be exercised, but may not be exercised after nine months from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that, if the optionee dies within such period, any unexercised Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or for the stated term of the option, whichever period is the shorter. In the event of such a termination of employment without Cause, if an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, the option will then and thereafter be treated as a Non-Qualified Stock Option.


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

      (j) Change in Control. In the event of a Change in Control of the Company all outstanding unexercised Stock Options shall become immediately exercisable. If the optionee shall so elect by notice to the Company within the later of 60 days or the first available window period (as provided in Rule 16b-3(e)(1) and (3) under the Act) following such Change in Control, the optionee's outstanding unexercised Stock Options shall be cancelled and the Company shall immediately pay and the optionee shall immediately receive in cash an amount equal to the product of (i) the difference between (a) the greater of the (then current) Fair Market Value of Company Stock, the Fair Market Value within 30 days preceding such Change in Control or the highest offered price in any tender offer for shares of Company Stock and (b) the exercise price of the cancelled Stock Options and (ii) the number of unexercised Stock Options then held by the optionee.

      (k) No Rights until Option Exercised. Neither any optionee hereunder nor any person entitled to exercise the optionee's rights in the event of death shall have any rights of a stockholder with respect to the shares subject to each Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of each Option as provided for herein.

Section 6. Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

            (i) Each recipient shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the recipient, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:


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                  The transferability of this certificate and the shares of
            stock represented hereby are subject to the terms and conditions (including forfeiture) of the Financial Security Assurance Holdings Ltd. 1993 Equity Participation Plan and an Agreement entered into between the registered owner and Financial Security Assurance Holdings Ltd. Copies of such Plan and Agreement are on file in the offices of Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022.

            (ii) The Committee shall require that the stock certificates evidencing such shares shall be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the recipient or his or her designee.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of the Plan and the award agreements, during a period set by the Committee commencing with the date of such award and ending on a date established by the Committee (the "Restriction Period"), the recipient shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign shares of Restricted Stock awarded under the Plan (or have such shares attached or garnished). Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

            (ii) Except as provided in paragraph (c)(i) of this Section 6, the recipient shall have, in respect of the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee may, in its sole discretion, defer the payment of any cash dividends otherwise payable until such date or dates upon which the restrictions on the related shares of Restricted Stock shall lapse. Certificates for shares of Stock (not subject to restrictions) shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.


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

            (iii) Subject to the provisions of the award agreement and paragraphs (c)(iv) and (c)(v) of this Section 6, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the recipient.

            (iv) In the event a recipient's employment is terminated by the Company (other than for Cause), the Committee may (in its sole discretion), when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such recipient's shares of Restricted Stock.

            (v) In the event of Death, Disability, Retirement or a Change in Control (as previously defined herein) during the Restriction Period, restrictions will immediately lapse on all Restricted Stock granted under this Section 6.

Section 7. Equity Bonuses.

      (a) Stock Subject to Equity Bonuses. The number of shares of Stock that may be allocated under this Section 7 shall be 10,000,000. If any Equity Bonus (or related Stock) is forfeited, the shares allocated and/or otherwise to be distributed under this Section 7 with respect thereto shall again be available for distribution in connection with future awards under the Plan.

      (b) Awards of Equity Bonuses. Subject to the other terms of the Plan, Equity Bonuses may be granted to Participants in lieu of cash bonuses otherwise payable thereto. The amount of any Equity Bonus for a year shall be determined by the Committee (i) under a formula established by the Committee and applicable to one or more groups of Participants or one or more individual Participants,
(ii) on a Participant-by-Participant basis or (iii) pursuant to any combination of the foregoing methods. Without limitation by specification, this formula may mandate that a designated percentage of the cash bonus otherwise payable be granted as an Equity Bonus and that Participants be allowed to elect (in accordance with procedures established by the Committee) that an amount up to such additional percentage of such cash bonus, as designated by the Committee, be payable in the form of an Equity Bonus. Unless expressly determined to the contrary by the Committee, no such Equity Bonus with respect to a Participant shall be greater than the excess of (i) the amount of the bonus payable to the Participant for the year without regard to this Section 7, over (ii) the amount (if any) of such bonus that is (A) deferred (or diverted to another use (e.g., without limitation, to the purchase of Company stock or the payment of medical premiums or other expenses)) at the option of the Company, a Subsidiary or the Participant in accordance with any otherwise existing deferral (or other) program offered by the Company or a Subsidiary or


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(B) otherwise excluded for these programs by the Committee. The amount of any bonus payable without regard to this Section 7 shall be reduced (but not to below zero) by the amount of the applicable Equity Bonus. No Equity Bonus (or credit or payment with respect thereto) shall be transferable by the Participant, or otherwise subject to voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, assignment, garnishment or attachment, other than by will or by the laws of descent and distribution.

      (c) Vesting and Conditions. Subject to the following provisions of this
Section 7(c), and to any fluctuations in value over time, each Participant shall be 100% vested in the Participant's Equity Bonus (and any allocations of Stock or other amounts related thereto). A Participant shall forfeit any Equity Bonus (and Stock or other allocations attributable thereto) if, prior to the Realization Event applicable to that Equity Bonus, the Participant is terminated for Cause. In addition, unless determined otherwise by the Committee, the following individuals shall not be entitled to an Equity Bonus for a year (whether or not the Equity Bonus has already been awarded to the Participant or any related allocations have been made):

            (i) An individual who, prior to the last day of such year, has notified the Company that the individual intends to terminate employment with the Company effective in such year or the next succeeding year.

            (ii) An individual who, prior to the last day of such year, has been notified by the Company that the individual's employment with the Company will be terminated effective in such year or the next succeeding year.

            (iii) An individual whose employment with the Company terminates prior to the end of such year.

The Committee may require that, prior to receiving any distribution of Stock under this Section 7, each Participant shall be required to certify in a form acceptable to the Committee that at no time on or after the implementation of this Section 7 (or such earlier date as may be specified by the Committee), and before the occurrence of the Realization Event with respect to which the distribution is to be made, has the Participant, directly or indirectly, held any equity or derivative security position with respect to Stock, such as a short sale, a long put option or a short call option, that increases in value as the value of Stock decreases. If the Participant does not make such certification, the Participant shall receive a distribution with respect to the applicable Equity Bonus equal to the number of shares of Stock otherwise to be distributed as of the Realization Event reduced by 0.1765 multiplied by the number of shares of Stock otherwise to be distributed as of the Realization Event. The number of shares by which the distribution is reduced shall be forfeited as of such Realization Event. If a Participant makes a false certification, the Participant shall forfeit as of such Realization Event all of the shares allocated to his accounts in respect of Equity Bonuses. All amounts forfeited hereunder shall be treated as purchases for the Plan in accordance with rules to be established by the Committee.

      (d) Accounts. Each Participant's Bonus Account shall be credited with a number of shares of Stock equal to the dollar amount of such Participant's Equity Bonus award divided by the product of 0.85 multiplied by the Fair Market Value of Stock on the date on which the shares are credited to such Participant's Bonus Account. The establishment and maintenance of, and credits to (including without limitation credits of Stock) and deductions from, the Bonus Accounts (whether under the foregoing sentence or otherwise under this Section 7) shall be mere bookkeeping entries, and shall not vest in the employee or his beneficiary any right, title or interest in or to any specific assets of the Company. All payments from the Bonus Accounts shall be made from the general funds of the Company, and, except as provided below, no special or separate fund shall be established or other segregation of assets made to assure such payments.

      (e) Deemed Dividends. For each dividend declared and paid on shares of Stock, an amount equal to such dividend (referred to herein as "deemed dividend") shall be credited with respect to each share of Stock allocated to the Bonus Accounts. The Committee may provide that such amounts be deemed reinvested in additional Stock (which would thereupon be credited to the Bonus Accounts), and may provide that the credit resulting from such reinvestment be equal to the dollar amount of the deemed dividend divided by the product of 0.85 multiplied by the Fair Market Value of Stock on the date on which the shares are credited to such Participant's Bonus Account.

      (f) Distributions. Except as otherwise determined by the Committee, amounts attributable to Equity Bonuses shall be distributed upon the first to occur of (i) the expiration of the period specified by the Board or Committee beginning on the date as of which the Equity Bonus is awarded, (ii) the occurrence of a Change in Control, (iii) the termination of this Section 7 pursuant to Section 10, (iv) the Participant's termination of employment with the Company as a result of the Participant's Disability or (v) the Participant's Death. Notwithstanding the foregoing, the Committee may permit Participants to elect additional deferral and/or to receive earlier distributions. In the case of additional deferral, the Committee may establish rules under which Stock allocated to a Bonus Account may (i) continue to be allocated as such, and/or
(ii) may be converted to cash and credited from time to time with earnings in accordance with procedures determined by the Committee. Distributions shall be made in Stock and/or cash, as determined and in accordance with rules to be established by the Committee (which may be rules of general applicability or rules applicable to specified Participants), except that fractional shares shall be in cash.

      (g) Funding. Prior to the award of any Equity Bonus, the Committee shall establish a funding vehicle (a "Fund") to assist the Company with its obligations under this Section 7. The Committee may provide that credits and allocations otherwise provided for by this Section 7 shall be adjusted to take into account the amount and timing of purchases and sales of, and dividends with respect to, Stock under such Fund; the manner in which such Fund otherwise operates; the amount of Stock in such Fund from time to time; and such other factors as the Committee may deem relevant; provided that the limitation in
Section 7(a) may not be adjusted under this sentence. Any Fund shall be designed not to cause the Plan to be considered to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

      (h) Allocations from a Fund. Without limiting the generality of Section 7(g), the Committee shall establish rules regarding Stock purchases by a Fund and related allocations to Bonus Accounts that are consistent with the following rules:

            (i) The Fund may make purchases and/or receive contributions of Stock, with such Stock to be allocated as indicated below. If, on November 30 of each calendar year (or such other date as may be specified by the Committee), the number of unallocated shares held in the Fund is at least equal to 90% (on such other percentage specified by the Committee) of the amount of shares necessary to satisfy the total amount of Equity Bonuses granted for such calendar year, each Participant's Bonus Account shall be credited with a number of shares of Stock equal to the dollar amount of such Participant's Equity Bonus divided by the product of 0.85 multiplied by the average cost per share of Stock (as determined in accordance with rules established by the Committee) purchased (or deemed purchased) by the Fund, with such cost being determined as of November 30 (or such other date) of the calendar year for which the Equity Bonus was granted to such Participant. In the event that the number of shares held in the Fund is less than 90% (or such other percentage) of the number of shares necessary to satisfy the total amount of Equity Bonuses granted for a year, each Participant's Stock Account shall be credited with a number of shares of Stock equal to the dollar amount of such Participant's Equity Bonus divided by the product of 0.85 multiplied by the average cost per share of Stock on the date on which the shares are credited to such Participant's Bonus Account.

            (ii) If, as of the date a Bonus Award is granted, the number of unallocated shares held in the Fund is insufficient to satisfy such Equity Bonus, the date on which Stock in respect of such Equity Bonus is credited to a Participant's Bonus Account shall be deferred until such date as the number of unallocated shares held in the Fund equals or exceeds the number of shares with respect to such Equity Bonus.

            (iii) If the date as of which Equity Bonuses are granted for a calendar year is on or prior to the record date for the dividends payable on Stock but the number of unallocated shares held in the Fund is insufficient to satisfy such Equity Awards, (A) for purposes of Section 7(h)(iv) and (vi), the unallocated shares held in the Fund shall be treated as held in each Participant's Account pro rata in proportion to each Participant's Bonus for such calendar year and (B) Financial Security Assurance Holdings Ltd. shall make a contribution to the Fund equal to the difference between (I) the dividends that would have been paid on shares in respect of Equity Bonuses for such calendar year had the Fund held sufficient Equity shares to satisfy the Equity Bonuses for such calendar year and (II) the dividends actually paid on the shares held in the Fund. For purposes of Section 7(h)(iv) and (vi), the Company contribution described in clause (B) of the foregoing sentence shall be treated as a dividend paid on Stock held in a Participant's Bonus Account, pro rata in proportion to each Participant's Equity Bonus for such calendar year.

            (iv) As of the payment date for dividends paid (or deemed paid) on Stock held (or deemed held) in a Participant's Bonus Account as of the record date for such dividends, each such Participant's Bonus Account shall be credited with the number of shares of Stock that are in fact purchased or deemed to have been purchased with such dividends and the additional 17.65% compensation contribution made in respect of such dividends, as determined pursuant to Section 7(h)(vi).

            (v) Each Participant's Bonus Account shall be reduced by the number of shares of Stock distributed to the Participant in respect of an Equity Bonus, whether such shares are distributed from the Fund or directly from the Company.

            (vi) All dividends paid on Stock held in the Fund shall be reinvested in Stock as follows:

                  (A) Subject to Section 7(h)(vi)(B), as soon as practicable after the payment date for dividends paid (or deemed paid) on Stock credited (or deemed to be credited) to Participants' Bonus Accounts, the Company shall contribute to the Fund, as compensation to Participants, an amount equal to 17.65% of such dividends (or deemed dividends) (less required withholding taxes, if any). As soon as practicable after receipt of such dividends (or deemed dividends) and such 17.65% contribution, the Fund shall use such dividends (or deemed dividends) and contribution to purchase Stock.

                  (B) To the extent that the Committee elects by notice to the
            Fund, the Company's 17.65% contribution obligation shall be satisfied out of the unallocated Stock in the Fund. If the Committee makes such an election, the contribution obligation shall be satisfied (I) first from the dividends paid on unallocated shares of Stock held in the Fund and (II) second from unallocated shares of Stock held in the Fund, based on the Fair Market Value of the shares on the relevant payment date. Any such share shall be deemed to have been purchased at such Fair Market Value for allocation purposes.

                  (C) Shares of Stock purchased or deemed purchased pursuant to
            Section 7(h)(vi)(A) or (B) shall be allocated to the Participant's Bonus Accounts with respect to which they were purchased.

                  (D) As soon as practicable after receipt of dividends paid on unallocated Stock held in the Fund, the Fund shall use the amount of such dividends to purchase Stock. Shares of Stock purchased pursuant to this Section 7(h)(vi)(D) (other than with dividends used to satisfy the Company's contribution obligation pursuant to Section 7(h)(vi)(B)) shall be held unallocated in the Fund, pending allocation.

            (vii) Other Rules. It is expressly understood that this Section 7 provides general parameters with respect to the awarding of Equity Bonuses and the making of payments in connection therewith. Without limiting the generality of Section 2, prior to the award of any Equity Bonus, the Committee shall adopt such additional provisions (not inconsistent with this Section 7) relating to Equity Bonuses as it may deem necessary or advisable to implement the purposes and intent of this Section 7, which provisions, if and when adopted, are hereby incorporated herein by reference.

Section 8. Performance Shares.

      (a) Administration and Awards. The Committee, in its discretion, may grant Performance Shares to one or more Participants. The terms and conditions of any grant of Performance Shares shall be set forth in a written agreement between the Company and the Participant. Such written agreement may permit a Participant to make elections thereunder with respect to the Performance Objective(s) applicable thereto and/or the method(s) of calculating such Performance Objective(s). Performance Shares shall be denominated in shares of Stock and, contingent upon the attainment of specified Performance Objectives within one or more Performance Cycles, and subject to the Company's rights as set forth in paragraph (c) of this Section 8, represent the right to receive a distribution of Stock and/or payment of cash following the completion of each Performance Cycle, as provided in paragraph (b) of this Section 8. The Committee shall determine the extent to which any one or more Performance Objectives have been achieved by the Company in the applicable Performance Cycle. In the absence of bad faith or manifest error, the Committee's determination shall be final and binding upon a Participant.

      Performance Shares may be granted to a Participant prior to or during a Performance Cycle, but distributions and payments with respect thereto may only be made following the completion of a Performance Cycle, except as otherwise provided in paragraph (e) of this Section 8 following a Change in Control. The number of Performance Shares subject to an award shall be allocated among the Performance Cycle(s) covered by such award in such manner as the Committee shall determine. The written agreement evidencing the award of Performance Shares shall specify the number of Performance Shares subject to the award, the number and duration of the Performance Cycles to which those Performance Shares relate, the Performance Objectives, the identification of the Performance Cycle(s) within which such Performance Objectives must be satisfied, the number of Performance Shares allocated to each such Performance Cycle, and the vesting provisions with respect to such Performance Shares (i.e., the date or, if vesting is on an installment basis, the dates after which the Participant shall have indefeasible right to the distribution and/or payment described in paragraph (b) of this Section 8, if any, with respect to certain or all Performance Shares subject to the award), subject to the limitations thereon described below. The number of Performance Shares allocated to a Performance Cycle under any award of Performance Shares shall not exceed 100,000.

      If any change shall occur in or affect the Stock or Performance Shares on account of any increase or decrease in the number of outstanding shares of Stock resulting from payment of a Stock dividend on Stock, a subdivision or combination of shares of Stock, a reclassification of Stock, a recapitalization involving the Company or in the event of a merger or consolidation in which the Company shall be the surviving corporation, the Committee shall make such adjustments, if any, that it deems necessary in the number of Performance Shares allocated to awards of Performance Shares then outstanding to reflect such change in capitalization.

      To reflect a change in tax laws or regulations or accounting principles, the Committee shall make such adjustments in the Performance Objectives set forth in all outstanding awards of Performance Shares in respect of Performance Cycles not then completed so as to reflect such change to preserve the value of the Performance Shares consistent with the intent and the purpose of the Plan, provided the Company's independent auditors shall have determined that such adjustments shall not result in the Company's loss of deductibility under
Section 162(m) with respect to Participants whose compensation is, in the reasonable belief of the Committee, subject thereto. Further, with respect to a Participant, the deductibility of whose award of Performance Shares will not, in the reasonable belief of the Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion and independent of any determination made by the Company's independent auditors, adjust the Performance Objective(s) in respect of Performance Cycles not then completed so as to reflect a change in tax laws or regulations or accounting principles to preserve the value of the Performance Shares consistent with the intent and the purpose of the Plan.

      Performance Shares shall be vested at such time or times as determined by the Committee (taking into account, without limitation, Section 16 of the Act) at the date of award, provided that acceleration of vesting may be granted by the Committee after the date of award, but in no event shall the Committee provide a vesting schedule which would vest fewer Performance Shares in a Participant through the completion of a particular Performance Cycle than the aggregate number of Performance Shares allocated to such Performance Cycle and all Performance Cycles included in such award which have been previously completed. If the Committee provides, in its discretion, that any award is vested only in installments, the Committee may waive such installment vesting provisions at any time.

      Upon termination of a Participant's employment by the Company without Cause, unvested Performance Shares awarded on or prior to January 1, 1996, shall all vest and those awarded after January 1, 1996, shall vest pro-rata in proportion to the percentage of the Performance Cycle for such Performance Shares during which the Participant was employed by the Company. Upon Retirement, unvested Performance Shares awarded on or prior to January 1, 1998, shall all vest and those awarded after January 1, 1998, shall vest pro-rata in proportion to the percentage of the Performance Cycle for such Performance Shares during which the Participant was employed by the Company. In addition, all unvested Performance Shares shall vest (i) upon death or Disability while employed by the Company and (ii) as set forth in paragraph (e) of this Section 8 in the event of a Change in Control. Except as provided above, Performance Shares not vested on the date of termination of employment shall be forfeited.

      (b) Distributions and Payments on Completion of Performance Cycle. In furtherance of an election discussed in paragraph (c) of this Section 8, distributions of shares of Stock and/or payments of cash with respect to Performance Shares allocated to a particular Performance Cycle covered by an award shall be made to the Participant within one hundred twenty (120) days after the completion of such Performance Cycle in accordance with the Committee's determination of the achievement of the applicable Performance Objectives, unless the agreement evidencing the award provides for the deferral of such distribution or payment, in which event the terms and conditions of the deferral shall be set forth in the agreement. Provided a Participant who has been granted a Performance Shares award shall have been employed by the Company through the date on which a particular Performance Cycle shall have been completed, or such Participant's employment with the Company shall have been terminated prior thereto by reason of death or Disability, such Participant shall be entitled to receive with respect to each such award:

            (i) a number of shares of Stock to be determined in accordance with the following formula:

                  a x b = c ; or

            (ii) a cash payment in an amount to be determined in accordance with the following formula:

                  a x b x d = e; or

            (iii) a combination of Stock and cash in the amounts determined in accordance with the formulae set forth in clauses (i) and (ii) above, provided, however, that, in such event, in each such formula a shall be multiplied by the percentage that represents the portion of the Performance Shares allocated to such Performance Cycle to be paid in Stock or cash, as the case may be;

      where:

              a = the number of Performance Shares granted in such award allocated to the applicable Performance Cycle;

              b = a percentage (which may be more than 100%), which represents the extent to which the Performance Objectives set forth in such award have been achieved by the Company in the applicable Performance Cycle;

              c = the number of shares of Stock to be distributed to a
                  Participant at the end of the applicable Performance Cycle pursuant to such award;

              d = the Fair Market Value of a share of Stock as of the last day of the applicable Performance Cycle or such other date as the Committee shall specify in such award; and

              e = the amount of the cash to be paid to the Participant at the end of the applicable Performance Cycle pursuant to such award.

The Committee may, in its sole and absolute discretion, provide that in the event a Participant shall not have been employed by the Company through the date on which a particular Performance Cycle covered by such Participant's award shall have been completed, such Participant may be entitled to a distribution of Stock and/or cash in respect of Performance Shares which have vested but with respect to which a distribution or payment had not previously been made with respect thereto, by allocating such vested, but unpaid, Performance Shares to the remaining uncompleted Performance Cycles covered by such Participant's award in such amounts as it determines, but in no event shall such Participant receive allocations more favorable than the original allocations made in such Participant's award.

      (c) Election to Receive Stock or Cash. Subject to any deferral election made pursuant to the terms and conditions of an agreement evidencing an award hereunder, and the Committee's absolute and sole discretion to satisfy the Company's obligations hereunder by payment of cash as set forth below, at least six (6) months prior to the date on which a Performance Cycle shall be completed with respect to a Participant's award of Performance Shares, such Participant may make an election to receive such Participant's distribution, if any, following completion of such Performance Cycle, in shares of Stock and/or cash. Such election shall be made in writing and shall be delivered to the Company's Chief Financial Officer or General Counsel, or such other officer as the Committee shall from time to time designate. Notwithstanding any cash election, the Committee may in its sole and absolute discretion satisfy the Company's obligations to any Participant by delivery of shares of Stock, subject to the availability of such Stock under the Plan. If the Participant shall fail to make a timely election, the Committee shall have the sole discretion to deliver shares of Stock and/or pay cash to satisfy any such obligation.

      In the event Participants elect to receive shares of Stock in satisfaction of the Company's obligations under paragraph (b) of this Section 8 with respect to the completion of a particular Performance Cycle, and the aggregate number of shares of Stock subject to such elections, together with the number of shares of Stock subject to outstanding Stock Options and outstanding Restricted Stock awards as of the date of completion of such Performance Cycle, exceeds the maximum number of shares of Stock reserved and available for distribution under the Plan, other than under Section 7, the Committee shall have the absolute and sole discretion to satisfy such obligations by reducing the number of shares of Stock subject to such elections to that number which, when added to the number of outstanding Stock Options and Restricted Stock awards, equals the maximum number of shares of Stock so reserved and available for distribution under the Plan. In such event, the Committee shall reduce the number of shares of Stock pursuant to each Participant's election pro rata, based upon the number of shares of Stock otherwise issuable pursuant to such elections. The Company shall satisfy the obligations to such Participants, which remain unsatisfied following a distribution made pursuant to the foregoing reduction, by paying cash to such Participants in accordance with the formula, and within the time period, set forth in paragraph (b) of this Section 8.

      (d) Dividend Reinvestment. At the time an award of Performance Shares is granted, the Committee may, in its discretion, determine that, in the event cash dividends are paid on the Stock during any Performance Cycle, there shall be an increase in the number of Performance Shares subject to awards under this
Section 8. The aggregate number of additional Performance Shares issuable to a Participant holding an outstanding Performance Shares award on the date of payment of a cash dividend shall be determined in accordance with the following formula:

                                   (i x j) = l
                                   -------
                                      k

      where:  i = the number of Performance Shares allocated to all
                  Performance Cycles included in a Participant's award which have not been completed or which have been completed but with respect to which payments have not been made prior to the payment date of the cash dividend;

              j = the per share of Stock cash dividend paid;

              k = the Fair Market Value of a share of Stock on the payment date of the cash dividend; and

              l = the aggregate number of additional Performance Shares
                  allocable among all Performance Cycles included in a Participant's award which have not been completed or which have been completed but with respect to which payments have not been made prior to the payment date of the cash dividend.

      The number of Performance Shares allocated to each Performance Cycle included in a Participant's award which has not been completed or which has been completed but has not been paid prior to the payment date of the cash dividend shall be increased in relative proportion to the number of Performance Shares allocated to all such Performance Cycles prior to such adjustment. Further, all such additional Performance Shares shall immediately vest in the Participant.

      (e) Change in Control. In the event of a Change in Control, all Participants who then hold awards of Performance Shares will immediately become fully vested with respect thereto ("Accelerated Shares"); provided that such accelerated vesting shall not apply to Performance Shares awarded after January 1, 1996, if a Plan Continuation shall have occurred as provided below in this paragraph (e) ("Non-Accelerated Shares"). In the event of a Change in Control, a Participant shall be entitled to a cash payment, or payments, pursuant to paragraph (b) of this Section 8 with respect to all Performance Cycles completed on or prior to the date of the Change in Control as provided in said paragraph; in addition, the Committee shall value all Accelerated Shares in respect of Performance Cycles which shall not have been completed on or before the date of the Change in Control based upon the formulae set forth in paragraph (b) of this
Section 8 except that b shall be equal to a percentage (the "Minimum Percentage") equal to the greater of (i) the average of the percentages (which may have been more than 100%), which represented the extent to which Performance Objectives were achieved by the Company in all Performance Cycles completed on or before the date of the Change in Control; and (ii) 50%; provided that, in the case of Performance Shares awarded after January 1, 1996, b shall equal (i) for all Performance Cycles that do not include at least one completed year at the Operative Date (as defined below), 100%, and (ii) for all Performance Cycles that include at least one completed year at the Operative Date, a percentage (which may be more than 100%), which represents the extent to which the Performance Objectives set forth in such award have been achieved by the Company in the applicable Performance Cycle assuming that the Company achieved 100% of its Performance Objectives for each year not completed at the Operative Date. For purposes of the foregoing, the "Operative Date" shall mean the date of the Change in Control. On the date one year after the Change in Control (the "One-Year Period"), the Company shall pay a Participant the cash to which such Participant is entitled with respect to the Performance Shares whose vesting has been accelerated based on the Change in Control unless, prior thereto, such Participant's employment shall have been terminated by the Company for Cause or such Participant shall have voluntarily terminated his/her employment without Good Reason (defined below), in either of which events such Participant shall forfeit all rights to such Performance Shares whose vesting has been accelerated based upon the Change in Control and which would not otherwise have vested and all rights to payment attributable to application of the Minimum Percentage and any distribution of Stock and/or cash with respect thereto. In the case of any Performance Cycle completed during the One-Year Period, payment of any amount due shall be made in accordance with
Section 8(b), provided that any incremental payment due pursuant to the foregoing provisions of this Section 8(e) by reason of application of the Minimum Percentage shall be payable at the end of the One-Year Period unless forfeited.

      In the event of a Change in Control, the Board of Directors may elect by resolution prior to the Change in Control to continue the Plan (a "Plan Continuation"), in which event all Non-Accelerated Shares shall vest and be payable as if no Change in Control had occurred except as otherwise provided in the next two succeeding sentences. Following a Plan Continuation, if a Participant's employment shall be terminated by the Company without Cause or such Participant shall voluntarily terminate his/her employment for Good Reason, in either case prior to the completion of any Performance Cycle in respect of any Non-Accelerated Shares, then (i) all Non-Accelerated Shares outstanding at the date of the Change in Control and having Performance Cycles which shall not have been completed prior to the date of termination of employment shall be deemed to be Accelerated Shares ("Re-Accelerated Shares") for purposes of this paragraph (e) and (ii) payment in respect of such Re-Accelerated Shares shall be made as provided in this paragraph (e) for Accelerated Shares (except that the "Operative Date" shall mean the date of termination of employment) and shall be paid immediately if the One-Year Period shall have elapsed. In the event of a Plan Continuation, the Committee shall make such adjustments, if any, to the Performance Objectives and/or the method of calculating the Performance Objectives as it shall deem necessary or appropriate to preserve the value of the Non-Accelerated Shares consistent with the intent and the purpose of the Plan.

      For the purposes of this Section 8(e) "Good Reason" shall mean, in the context of a voluntary termination by a Participant of his employment with the Company, such termination within 90 days after the occurrence of any one of the following events without the Participant's express written consent:

            (i) the assignment to such Participant of any duties inconsistent with the Participant's position, duties, responsibilities, and status with the Company (or a Subsidiary) immediately prior to a Change in Control, or a substantive change in the Participant's titles or offices as in effect immediately prior to a Change in Control, or any removal of the Participant from or any failure to reelect the Participant to such positions, except in connection with the termination of the Participant's employment by the Company (or a Subsidiary) for Cause of by the Participant other than for Good Reason; or

            (ii) if the Participant's total cash compensation opportunities, including salary and incentives, for any fiscal year are less than the total cash compensation opportunities made available to the Participant in the completed fiscal year immediately preceding the Change in Control;

            (iii) the failure of the Company (or a Subsidiary) to continue in effect any benefits or perquisites, or any pension, life insurance, medical insurance or disability plan in which the Participant was participating immediately prior to a Change in Control unless the Company (or a Subsidiary) provides the Participant with a plan or plans that provide substantially similar benefits, or the taking of any action by the Company (or a Subsidiary) that would adversely affect the Participant's benefits under any of such plans or deprive the Participant of any material fringe benefit enjoyed by the Participant immediately prior to a Change in Control; or

            (iv) any relocation of the Participant from the city where the Participant was located at the time of the Change in Control; or

            (v) following a Change in Control, Financial Security Assurance Inc. ceases to be a Subsidiary, or the Company sells or otherwise disposes of, in one transaction or a series of related transactions, assets or earning power aggregating more than 30% of the assets (taken at asset value as stated on the books of the Company determined in accordance with generally accepted accounting principles consistently applied) or earning power of the Company (on an individual basis) of the Company and its Subsidiaries (on a consolidated basis) to any other person or persons; or

            (vi) following a Change in Control, if the Participant is employed by a Subsidiary of the Company, such Subsidiary either ceases to be a Subsidiary of the Company or sells or otherwise disposes of, in one transaction or a series of related transactions, assets or earning power aggregating more than 30% of the assets (taken at asset value as stated on the books of the subsidiary determined in accordance with generally accepted accounting principles consistently applied) or earning power of such subsidiary (on an individual basis) or such Subsidiary and its Subsidiaries (on a consolidated basis) to any other person or persons.

      (f) Holders of Performance Shares Not To Be Treated As Stockholders. Neither any Participant awarded Performance Shares hereunder, nor any person entitled to exercise a Participant's rights thereto in the event of death,


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

shall have any rights of a stockholder with respect to any share of Stock subject to such Participant's award of Performance Shares, except to the extent that a certificate for such shares shall have been issued as provided for herein.

      (g) Non-Transferability of Performance Shares. No Performance Share shall be transferrable by a Participant, or otherwise subject to voluntary or involuntary sale, pledge, anticipation, alienation, encumbrance, assignment, garnishment or attachment, other than by will or by the laws of descent and distribution.

      (h) Funding. Prior to the award of any Performance Shares, the Committee shall establish a funding vehicle, which may or may not be the Fund referred to in Section 7 hereof, to assist the Company with its obligations under this
Section 8. The Committee may provide that credits and allocations otherwise provided for by this Section 8 shall be adjusted to take into account the amount and timing of purchases and sales of, and dividends with respect to, Stock under such fund; the manner in which such fund otherwise operates; the amount of Stock in such fund from time to time; and such other factors as the Committee may deem relevant; provided that the limitation in Section 3 hereof may not be adjusted under this sentence. Any fund shall be designed not to cause the plan to be considered to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

Section 9. Transfer, Leave of Absence, etc.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      a. a transfer of an employee from the Company to a Subsidiary, or from a Subsidiary to the Company, or from one Subsidiary to another; or

      b. a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion).

Section 10. Amendments and Termination

      The Board may amend, alter, or discontinue the Plan (or any portion thereof), but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee or recipient with respect to any Stock Option, Restricted Stock award, Equity Bonus or Performance Shares theretofore granted, without the optionee's or recipient's consent; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Stock, cause the Plan to fail to comply with (a) Section 16 of the Act (or Rule 16b-3 under the Act), or (b) any other requirement of applicable law or regulation, unless and until the approval of the holders of such Stock is obtained.

      The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent.

Section 11. General Provisions

      a. The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view toward distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock or Performance Shares awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, such that application of such provisions is no longer required, or if and so long as the Committee otherwise determines that such application is no longer required.

      b. Subject to paragraph (d) below, recipients of Restricted Stock or Stock in respect of Equity Bonuses or Performance Shares under the Plan are not required to make any payment or provide consideration other than the rendering of past services and/or the commitment to render and rendering of future services.

      c. Nothing contained in the Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

      d. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to the award; provided, however, that such tax withholding requirement may be met by the withholding of shares of Stock otherwise deliverable to the Participant, pursuant to procedures approved by the Committee. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Committee, in its discretion (and giving consideration to, without limitation, Section 16 of the Act), may permit an optionee hereunder to satisfy the withholding obligation, in whole or in part, by irrevocably electing to have the Company withhold shares of Stock, otherwise to be obtained upon the exercise of a Stock Option, having a Fair Market Value equal to the amount required to be withheld.

      e. At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

      f. Notwithstanding any other provision of the Plan, if the Committee determines that an individual entitled to take action or receive payments hereunder is an infant or incompetent by reason of physical or mental disability, it may permit such action to be made by or cause such payments to be made to a legal guardian, custodian or comparable party, without any further responsibility with respect thereto under the Plan.

Section 12. Effective Date of Plan

      The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock. The Plan shall not become effective unless it is so approved.

Section 13. Term of Plan

      No Stock Option, Restricted Stock award, Performance Shares award or Equity Bonus shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards theretofore granted may extend beyond that date.


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